UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                    --------

                                  CURENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

            Date of Report (Date of earliest reported) April 6, 2004.


                       MAGNUS INTERNATIONAL RESOURCES INC.
                       -----------------------------------
             (Exact name of registrant as specified in its chapter)


           Nevada                       333-74992                98-0351859
           ------                       ---------                ----------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation                File Number)           Identification No.)

2206 - 950 Cambie St. Vancouver, British Columbia, Canada              V6B 5X6
---------------------------------------------------------              -------
        (Address of principal executive offices)                     (Zip Code)




Registrant's telephone number, including area code   (604) 694-1432
                                                     --------------


                           Gravity Spin Holdings, Inc.
                           ---------------------------
          (Former name or former address, if changed since last report)




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ITEM 2. ACQUISITION OF BUSINESS

On April 6, 2004, Magnus International Resources Inc. (the "Magnus") and Yunnan Province Nuclear Industry Brigade 209 ("Team 209") have entered into a preliminary joint venture agreement to form a new co-operative joint venture company to carry out minerals exploration and development in an 83.29 square kilometre area of Huidong County in Sichuan Province, China (the "Property"). The Property is located across the Jinsha Jiang River to the immediate northwest of Southwestern Resources' Boka gold project in Yunnan Province, PRC. The operations of the co-operative joint venture company will be managed under the control of Magnus. Magnus is to contribute US$5,000,000 as an equity investment into the co-operative joint venture company and Team 209 is responsible for transferring certain gold and copper exploration permits on the Property to the co-operative joint venture company. Upon the full capital contribution by Magnus and the transfer of the exploration permits by Team 209, Magnus will own 90% and Team 209 will own 10% of the co-operative joint venture company. With respect to the US$5,000,000 equity investment into the co-operative joint venture company by Magnus, Magnus is required to contribute not less than US$460,000 within three months after the issuance of the co-operative joint venture company business license; US$2,550,000 within thirty (30) months after the issuance of the co-operative joint venture company business license; and based on the results of the exploration by the co-operative joint venture company, if required, an additional US$1,990,000 within forty-eight (48) months after the issuance of the co-operative joint venture company business license. The capital contribution by Magnus is subject to certain conditions precedent being satisfied. If further funding is required for carrying out more exploration and development activities, Magnus will be responsible for providing such funding, however, Team 209 will remain a 10% owner of the co-operative joint venture company. A definitive joint venture agreement and articles of association for the co-operative joint venture company shall be agreed upon and signed before June 30, 2004 or such later date as Magnus and Team 209 may agree upon. Magnus will be paying a finder's fee of 200,000 shares of common stock of Magnus and US$200,000 in cash to True North Management Ltd., a company organized under the laws of Hong Kong, upon the completion of a formal joint venture agreement between Magnus and Team 209. A copy of this preliminary joint venture agreement between Magnus and Team 209, dated April 6, 2004, is attached hereto as Exhibit 10.1.

Also on April 6, 2004, Magnus and Team 209 agreed to jointly form another new co-operative joint venture company to carry out mineral exploration and development in the 200 square kilometre area of Zhamashi gold and copper deposits in Qilian County of Qinghai Province, PRC (the "Property"). A letter of intent for joint development of this property had been announced previously on January 27, 2004. In conjunction with entering into this preliminary joint venture agreement, the parties entered into a preliminary mine asset purchase agreement for the proposed co-operative joint venture company to acquire the mining assets, mining rights and mining permits permitting the holder to mine in the Property from a third party for a total purchase price of approximately US$2,000,000 which payments are to be on a certain payment schedule to be set out in the definitive mine asset purchase agreement to be entered into at the time of Magnus and Team 209 entering into a definitive joint venture agreement. The operations of the co-operative joint venture company will be managed under the control of Magnus. Magnus is to contribute US$5,010,000 as an equity investment into the co-operative joint venture company and Team 209 is



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responsible for transferring certain gold and copper exploration permits and all related data and information on the Property to the co-operative joint venture company. Upon the full capital contribution by Magnus and the transfer of the exploration permits by Team 209, Magnus will own 90% and Team 209 will own 10%
of the co-operative joint venture company. With respect to the US$5,010,000 equity investment into the co-operative joint venture company by Magnus, Magnus is required to contribute not less than US$750,000 within three months after the issuance of the co-operative joint venture company business license; and US$4,260,000 within thirty-six (36) months after the issuance of the co-operative joint venture company business license, however, any amount already paid by Magnus for the acquisition of the mining assets, mining rights and mining permit from the third party will be deducted from this amount. The capital contribution by Magnus is subject to certain conditions precedent being satisfied. If further funding is required for carrying out more exploration and development activities, Magnus will be responsible for providing such funding, however, Team 209 will remain a 10% owner of the co-operative joint venture company. A definitive joint venture agreement and articles of association for the co-operative joint venture company shall be agreed upon and signed before June 30, 2004 or such later date as Magnus and Team 209 may agree upon. Magnus will be paying a finder's fee of 100,000 shares of common stock of Magnus and US$100,000 in cash to True North Management Ltd., a company organized under the laws of Hong Kong, upon the completion of a formal joint venture agreement between Magnus and Team 209. A copy of this preliminary joint venture agreement between Magnus and Team 209, dated April 6, 2004, is attached hereto as Exhibit 10.2.


ITEM 5. OTHER EVENTS

Effective May 4, 2004, Magnus International Resources Inc. ("Magnus") (formerly named Gravity Spin Holdings, Inc.) has by action of the majority shareholders taken the following corporate actions: (i) effected a forward stock split on a basis of two new shares for each old share; (ii) increased the authorized shares of common stock of Magnus from 25,000,000 shares to 100,000,000 shares; (iii) changed its name from Gravity Spin Holdings, Inc. to "Magnus International Resources Inc."; (iv) ratified the adoption of the Stock Option Plan adopted by Magnus' Board of Directors on January 9, 2004; (v) elected Messrs. Graham Taylor, Mark Demmons, Raymond Turner and Peter Smith to serve as directors of Magnus until the next annual meeting of the shareholders or until their successors shall have been elected and qualified; and (vi) ratified the selection of Moore Stephens Ellis Foster Ltd. as the independent public accountant for Magnus for the fiscal year ending July 31, 2004.

Effective May 4, 2004, Magnus will trade under the new symbol of "MGNU" and have the new CUSIP number 55972Y 10 3.

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.1.





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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit No.         Description
-----------         -----------------------------------------------------------

Exhibit 10.1 Preliminary Joint Venture Agreement between Magnus and Yunnan Province Nuclear Industry Brigade 209, dated April 6, 2004.

Exhibit 10.2 Preliminary Joint Venture Agreement between Magnus and Yunnan Province Nuclear Industry Brigade 209, dated April 6, 2004.

Exhibit 99.1        Press Release dated May 7, 2004.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   May 20, 2004

                                            MAGNUS INTERNATIONAL RESOURCES INC.


                                            By: /s/ Graham Taylor
                                               --------------------------
                                            Name:    Graham Taylor
                                            Title:   President



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                     EXHIBIT INDEX




Number    Exhibit                                         Sequential Page Number
------    -------                                         ----------------------
 10.1     Preliminary Joint Venture Agreement between               6
          Magnus and Yunnan Province Nuclear Industry
          Brigade 209, dated April 6, 2004.

 10.2     Preliminary Joint Venture Agreement between              14
          Magnus and Yunnan Province Nuclear Industry
          Brigade 209, dated April 6, 2004.

 99.1     Press Release dated May 7, 2004                          22